Exhibit 99.1

Waste Services, Inc. Credit Suisse Engineering & Environmental Services Conference June 7, 2007 Setting the Standard In Waste Collection Disposal Recycling

Safe Harbor for Forward-Looking Statements Certain matters discussed in this presentation are "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements describe the company's future plans, objectives and goals. These forward-looking statements involve risks and uncertainties which could cause actual results to differ materially from the plans, objectives and goals set forth in this presentation. Factors which could materially affect such forward-looking statements can be found in the company's periodic reports filed with the Securities and Exchange Commission, including risk factors detailed in the company's Form 10-K for the year ended December 31, 2006. Shareholders, potential investors and other readers are urged to consider these factors carefully in evaluating the forward-looking statements and are cautioned not to place undue reliance on such forward-looking statements. The forward-looking statements made in this presentation are only made as of the date hereof and Waste Services undertakes no obligation to publicly update such forward-looking statements to reflect subsequent events or circumstances.

Company Overview Leading Regional North American Solid Waste Operator Projected 2007 Revenue of $500 million Proforma 2006 Revenue at $427million Internal Growth at $25 million (6%) Miami-Dade Revenue for 3 quarters of $48 million Projected 2007 EBITDA at $110 to $115 million Successful business model geared to vertically integrated regional concentration United States - landfill dominated in strong organic growth markets Lead with disposal, consolidate collection and transfer to gain operating leverage Canada - solid performance from collection assets Low cost structure affords market share growth, and identifiable tuck-ins Commitment to shareholder value Since 2001 over $250 million in common equity invested by management and insiders Pay for performance based long-term incentive compensation plan

Senior Management Team The Company has one of the most experienced management teams in the solid waste industry David Sutherland-Yoest Chairman & Chief Executive Officer Over 25 years industry experience Former SVP - Atlantic Region, Waste Management Former Vice Chairman, President & COO, USA Waste Ivan Cairns EVP, General Counsel & Corporate Secretary Over 20 years industry experience Former SVP & General Counsel of Laidlaw International Inc. and its predecessor Chuck Wilcox President & Chief Operating Officer Over 25 years industry experience Former SVP at Waste Management Ed Johnson EVP & Chief Financial Officer Over 20 years of senior finance experience Former CFO at Attwoods Plc

History of WSI Stock Performance Capital Environmental Formed 5 / 97 Acquired Canadian Ops from USA Waste 6 / 99 IPO Change in Control DSY Mgmt Team 9 / 01 Acquired WSI Landfill Ottawa Acquired JED Landfill Florida Acquired Cactus Landfill Arizona Acquired Fort Bend Landfill Texas 2 / 02 5 / 03 7 / 03 10 / 03 Acquired Allied North & Central Florida Ops 2 / 04 Acquired Liberty Acquired FRS 4 / 04 Covenant Default 8 / 04 10 / 04 New Credit Agreement Acquired Sun Country Acquired SLD / Pro Disposal Repaid Kelso Pfd 5 / 06 6 / 06 12 / 06 Acquired Allied Miami Ops Sold Cactus / Arizona Ops 3 / 07

Diversified Revenue Base Geography Line of Business Subsequent to Acquisition of Miami-Dade Operations Canada U.S. Commercial Landfill Residential Industrial Transfer Other

Business Overview Canada Free cash flow generator with strong organic growth Leading market positions in Ontario, Alberta and British Columbia Low cost, high margin collection business CAGR for revenue at 7.1% and EBITDA at 16.5% since 2002 United States Well-positioned to deliver strong organic growth with key assets in place Long life disposal sites with transfer network Sunbelt markets with high population and economic growth Integration of acquired assets complete Continuing to take advantage of favorable pricing climate while reducing costs Ongoing selective review of tuck-in and swap opportunities

Canadian Market Geography Line of Business Western Canada Ontario Commercial Landfill Residential Industrial Transfer Other

Canadian Strategy Repeatable, predictable revenue stream Consistent price increases since inception Revenue growth averaged 14.8% for the past two years Gain critical regional collection density & market share Number 1 or 2 market share in local markets Operating cost levels provide competitive advantage Upside to revenue base and profit margin EBITDA Margin has improved to 24.1% from 22.3% since 2004 Cost cutting and pricing leverage offer incremental margin improvement Organic growth prospects remain strong, management focus Results from cost reductions allow pricing leverage advantage

Canada Operations - Eastern Canada 14 collection ops, 9 transfers, 5 MRFs, 1 landfill (C&D) #1 or #2 market share in majority of local markets served 315 routes 270,000 customers Profitable municipal contract opportunities Target volume growth at Ottawa landfill Tuck-in acquisitions Collection Transfer Station Landfill ? MRF ? The Company is a leading competitor throughout Ontario ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ?

Canada Operations - Western Canada The Company is a leading competitor in Alberta and British Columbia Collection Transfer Station Landfill ? MRF ? ? ? ? ? ? ? ? ? ? 9 collection ops, 2 transfer stations, 1 MRF, 2 landfills #1 or #2 market share in majority of local markets served 185 routes 300,000 customers Dominant service provider in Edmonton market Target special waste volumes at landfill in Alberta - oil sand activity

United States Market Geography Line of Business Subsequent to Acquisition of Miami-Dade Operations Texas Florida Commercial Landfill Residential Industrial Transfer Other

United States Strategy Disposal based focus Improve price per ton Increase volumes into all landfill sites Secure market share growth where advantaged Margin improvement Continue cost control discipline Increase low priced accounts Price increase or cancel low margin municipal contracts Integrate new market entries Improve internalization rates Leverage transfer station network Additional landfill activity accretive to margins Florida market over $3 billion #3 company behind WM and RSG Nearly $600 million invested in state One of the fastest growing GDP rates in U.S. Supports above average organic growth rates

Florida Operations Transfer Station MRF ? ? Collection Landfill ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? 12 Collection, 6 MRF, 4 Landfills & 10 Transfer Stations Major Contracts in Hillsboro & Miami-Dade Counties Continued Ramp-up of Volumes Into Landfill Network Punta Gorda Labelle

North Florida Operations Transfer Station Landfill ? ? Collection Duval County Strong Commercial and Industrial presence Jones Road Landfill - C & D Jacksonville MRF Volusia County Residential Franchise Commercial and Industrial Collection ? ? ? MRF

Central Florida Operations Seminole, Orange, Lake & Osceola Counties 2 Collection Operations 90 Collection Routes 2 Combined MRF/Transfer Stations Class 1 Regional Landfill with 45 Plus Years Life Transfer Station Landfill ? ? Collection MRF ? ? ? ? Sanford Altamonte Springs Okahumpka St. Cloud Orlando

Florida Gulf Operations ? ? ? ? ? Transfer Station Landfill MRF ? Collection ? Pasco County Pasco Collection Operation MRF Pinellas County Pinellas Collection Operation Transfer Station Hillsborough County Tampa Collection Operation 2 Transfer Stations Sun Country Landfill Sarasota County Collection Transfer Station/MRF Spring Hill ? New Port Richey

South Florida Operations Transfer Station Landfill MRF ? ? Collection Charlotte, Lee, Collier & Hendry Counties 3 C&D Collection Operations 3 C&D Transfer Stations 1 C&D Landfill Miami-Dade County 1 Collection Operation 800 TPD MSW Transfer Station MRF Processing 50,000 TPY ? ? ? ? ?

Operating Initiatives Revenue management 6% minimum organic growth Reduce number of customer losses Continue to aggressively target under-priced accounts Landfill volumes Continue significant ramp-up of volumes quarter by quarter Fully utilize transfer station network Further improve internalization rates Cost management Reduce G.O.E.; 1st Quarter 2007 lowest to date Preventive maintenance compliance improvement Further reduce risk management costs Get SG&A to 10% - 11% of revenues

Key Operating Trends Strong Price Increase Results Organic Revenue Growth: Q1 05 Q2 05 Q3 05 Q4 05 2005 Q1 06 Q2 06 Q3 06 Q4 06 2006 Q1 07 Volume Growth 13.2% 8.3% 4.9% 5.6% 7.1% 6.3% 5.0% 2.4% 2.1% 3.6% 0.7% Price - Core 6.3% 3.6% 3.4% 4.1% 4.1% 4.5% 4.7% 4.5% 5.2% 4.9% 5.7% Price - Fuel Surcharge 0.5% 1.7% 2.7% 1.8% 1.9% 2.2% 2.9% 1.7% 1.1% 1.9% 1.0% Total Organic Growth 20.0% 13.6% 11.0% 11.5% 13.1% 13.0% 12.6% 8.6% 8.4% 10.4% 7.4%

Key Operating Trends Consistent Improvement in Performance Q1 05 Q2 05 Q3 05 Q4 05 2005 Q1 06 Q2 06 Q3 06 Q4 06 2006 Q1 07 % of Revenue S,G&A (1) 15.4% 12.9% 12.3% 12.5% 13.2% 14.5% 12.0% 10.9% 12.5% 12.4% 12.5% Operating Expenses (2) 43.4% 44.5% 44.5% 43.1% 43.9% 43.4% 42.6% 42.2% 41.7% 42.4% 41.7% EBITDA 10.4% 12.4% 18.0% 16.7% 14.5% 6.1% 14.8% 18.2% 19.4% 14.9% 20.0% ADJUSTED EBITDA (1) 12.2% 14.5% 15.7% 17.5% 15.0% 15.3% 19.1% 21.4% 21.2% 19.4% 21.5% SGA is adjusted to exclude the unusual and non-recurring charges used to compute Adjusted EBITDA. See explanation of Adjusted EBITDA on page 28 Operating expense is adjusted to exclude disposal and pass through expenses such as sub-contracting cost

FINANCE

Financial Summary 04-06: CAGR: 17% 04-06: CAGR: 108% Revenue Growth Acquisitions Price increases (5.7% in 2005, 6.8% in 2006) Organic Volume Growth Income Growth Price Increases Volume growth over existing assets Increased landfill volumes (high operating leverage) Revenue Management Elimination of low or zero margin municipal contracts 3.2% 5.3% 10.0% 12.2%

Road Map to Profits Interest hurdle Past three years - approximately $50 million with cost of preferred Refinancing eliminated preferred in December 2006 Taxes High effective tax rate due to accounting rules, will reverse in future years Normalized effective tax rate of 38% 2007 Guidance provided by company Revenue $500 million EBITDA between $110 and $115 million Internal growth rate 6% CAPX $55 to $60 Million Free cash flow expected in second half and full year

LTM Financial Summary (1) Explanation of Normalized Operating Income and Adjusted EBITDA provided on page 28. Note: Pro Forma numbers reflect full-year contribution from 2006 acquisitions and divestitures.

Capitalization and Credit Statistics (1) Computed using credit agreement definitions, including the use of Pro Forma adjusted EBITDA numbers reflecting a full-year contribution from acquisitions.

Key Investment Themes Stable revenue and cash flow streams Recession-resistant business, providing a necessary and essential service Diversified revenue by geography, waste stream and customer Majority of revenue under contracts ranging from 1-5 years Strong market positions with critical mass and density in Canada and Florida Long-lived disposal assets in attractive markets Financial results and credit statistics consistently improving Experienced management team Disciplined operating strategy - focusing on the basics

Appendix: Reconciliation with Reported Net Loss Normalized Operating Income and EBITDA as defined in our credit agreement ("Adjusted EBITDA") are non-GAAP measures used by management to measure performance. We also believe that these measures may be used by certain investors to analyze and compare our operating performance between accounting periods and against the operating results of other companies that have different financing and capital structures or tax rates and to measure our ability to service our debt. Our lenders also use Adjusted EBITDA to measure our ability to service and/or incur additional indebtedness under our credit facilities. However, Normalized Operating Income and Adjusted EBITDA should not be considered in isolation or as a substitute for net income, cash flows or other financial statement data prepared in accordance with US GAAP or as a measure of our performance, profitability or liquidity. Normalized Operating Income and Adjusted EBITDA are not calculated under US GAAP and therefore are not necessarily comparable to similarly titled measures of other companies. Other non-operating expenses include foreign exchange gains and losses, corporate office relocation costs and other non-cash expenses.

Normalized Operating Income and EBITDA as defined in our credit agreement ("Adjusted EBITDA") are non-GAAP measures used by management to measure performance. We also believe that these measures may be used by certain investors to analyze and compare our operating performance between accounting periods and against the operating results of other companies that have different financing and capital structures or tax rates and to measure our ability to service our debt. Our lenders also use Adjusted EBITDA to measure our ability to service and/or incur additional indebtedness under our credit facilities. However, Normalized Operating Income and Adjusted EBITDA should not be considered in isolation or as a substitute for net income, cash flows or other financial statement data prepared in accordance with US GAAP or as a measure of our performance, profitability or liquidity. Normalized Operating Income and Adjusted EBITDA are not calculated under US GAAP and therefore are not necessarily comparable to similarly titled measures of other companies. Other non-operating expenses include foreign exchange gains and losses, corporate office relocation costs and other non-cash expenses. Appendix: Reconciliation with Reported Net Loss

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